November 29, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:   Teda Travel, Inc.
      File Ref. No 000-29077

We have read the statements of Teda Travel, Inc. pertaining to our firm included under Item 4.01 of Form 8-k/a dated November 29, 2005 and agree with such statements as they pertain to our firm.


                                                  Regards,


                                                  Webb & Company, P.A.